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                                                                    Exhibit 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


           As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated April 21, 1998 included or incorporated by reference in Digital Microwave Corporation's Form 10-K for the year ended March 31, 1998 and to all references to our Firm included in this registration statement.

                                         /s/ ARTHUR ANDERSEN LLP



San Jose, California
February 25, 1999